File # 333-113516

Effective February 8, 2005
HANNOVER
RUECKVERSICHERUNG AGs
American Depositary Receipt
(ADR) ratio changed from 1:1 (one
ADR equaling one ordinary share)
to 2:1 (two ADRs equaling one
ordinary share).

EXHIBIT A
No.
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one deposited Share)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES,
NO PAR VALUE, OF
HANNOVER
RUCKVERSICHERUNG AG
(INCORPORATED UNDER THE
LAWS OF GERMANY)
            The Bank of New
York, as depositary (herein called the
Depositary), hereby certifies
that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares (herein called Shares) of
Hannover Ruckversicherung AG,
incorporated under the laws of
Germany (herein called the
Company).  At the date hereof, each
American Depositary Share
represents one Share deposited or
subject to deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the principal
Frankfurt office of Dresdner Bank
AG (herein called the Custodian).
The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office is
located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of an issue
(herein called Receipts), all issued
and to be issued upon the terms and
conditions set forth in the amended
and restated deposit agreement,
dated as of March 18, 2004, as the
same may be amended from time to
time in accordance with its terms
(the Deposit Agreement), by and
among the Company, the Depositary,
and all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder, each of
whom by accepting a Receipt or any
interest therein agrees to become a
party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth
the rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
            The statements made
on the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit Agreement
and are qualified by and subject to
the detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued, except
that the Depositary shall not accept
surrender of Receipts for the purpose
of withdrawal to the extent that
withdrawal would require the
Depositary to deliver any fraction of
a Deposited Security.  Delivery of
such Deposited Securities may be
made by the delivery of (a)
certificates in the name of the Owner
hereof or as ordered by him or
certificates properly endorsed or
accompanied by proper instruments
of transfer and (b) any other
securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
            The transfer of this
Receipt is registrable on the books of
the Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to
pay any applicable transfer taxes and
the expenses of the Depositary and
upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose.  This
Receipt may be split into other such
Receipts, or may be combined with
other such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of the Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt,
including, without limitation, this
Article 3.
            The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the transfer of Receipts in
particular instances may be refused,
or the registration of transfer of
outstanding Receipts generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any such
action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to the
provisions of the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares which would
be required to be registered under the
provisions of the Securities Act of
1933 for the public offer and sale
thereof in the United States unless a
registration statement is in effect as
to such Shares for such offer and
sale.
4.	LIABILITY OF OWNER
OR BENEFICIAL OWNER FOR
TAXES.
            If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under the Deposit
Agreement shall be deemed thereby
to represent and warrant that such
Shares and each certificate therefor
are validly issued, fully paid, non-
assessable, and were not issued in
violation of any preemptive or
similar rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that such Shares are not,
and American Depositary Shares
representing such Shares would not
be, Restricted Securities.  Such
representations and warranties shall
survive the deposit of Shares and
delivery of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
            Any person
presenting Shares for deposit or any
Owner or Beneficial Owner of a
Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in Germany that
is then performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
            The Company agrees
to pay the fees, reasonable expenses
and out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
            The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts
or to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03 of
the Deposit Agreement), or by
Owners, as applicable: (1) taxes and
other governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement and the surrender
of Receipts pursuant to Section 2.05
or 6.02 of the Deposit Agreement,
(6) a fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to Sections 4.01 through
4.04 of the Deposit Agreement, (7) a
fee for the distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee being
in an amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this
clause 7 treating all such securities as
if they were Shares), but which
securities are instead distributed by
the Depositary to Owners, (8) ) a fee
of $.02 or less per American
Depositary Share (or portion thereof)
for depositary services, which will
accrue on the last day of each
calendar year and will be payable as
provided in clause 9 below;
provided, however, that no fee will
be assessed under this clause 8 to the
extent that a fee of $.02 was charged
pursuant to clause 6 above during
that calendar year and (9) any other
charges payable by the Depositary,
any of the Depositarys agents,
including the Custodian, or the
agents of the Depositarys agents in
connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.06 of the
Deposit Agreement and shall be
collected at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).
            The Depositary,
subject to Article 8 hereof, may own
and deal in any class of securities of
the Company and its affiliates and in
Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts prior to
the receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement (a Pre-Release).  The
Depositary may, pursuant to Section
2.05 of the Deposit Agreement,
deliver Shares upon the receipt and
cancellation of Receipts which have
been Pre-Released, whether or not
such cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered that such person,
or its customer, (i) owns the Shares
or Receipts to be remitted, as the
case may be, (ii) assigns all
beneficial right, title and interest in
such Shares or Receipts, as the case
may be, to the Depositary in its
capacity as such and for the benefit
of the Owners and (iii) will not take
any action with respect to such
Shares or Receipts, as the case may
be, that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be,
other than in satisfaction of such Pre-
Release), (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
represented by American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.
            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
            It is a condition of
this Receipt and every successive
Owner and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the laws
of New York; provided, however,
that the Depositary, notwithstanding
any notice to the contrary, may treat
the person in whose name this
Receipt is registered on the books of
the Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
            This Receipt shall not
be entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual
signature of a duly authorized officer
of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
            The Company
currently furnishes the Securities and
Exchange Commission (hereinafter
called the Commission) with certain
public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
Such reports and documents will be
available for inspection and copying
by Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
            The Depositary will
make available for inspection by
Owners of Receipts at its Corporate
Trust Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.
Any such reports and
communications, including any such
proxy soliciting material, furnished
to the Depositary by the Company
shall be furnished in English to the
extent such materials are required to
be translated into English pursuant to
any regulations of the Commission.
            The Depositary will
keep books, at its Corporate Trust
Office, for the registration of
Receipts and transfers of Receipts
which at all reasonable times shall be
open for inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts received
in a foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis into
United States dollars transferable to
the United States, and subject to the
Deposit Agreement, without
unreasonable delay, convert such
dividend or distribution into dollars
and will distribute the amount thus
received (net of the fees and
expenses of the Depositary as
provided in Section 5.09 of the
Deposit Agreement) to the Owners
of Receipts entitled thereto;
provided, however, that in the event
that the Company or the Depositary
is required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
            Subject to the
provisions of Sections 4.11 and 5.09
of the Deposit Agreement, whenever
the Depositary receives any
distribution other than a distribution
described in Section 4.01, 4.03 or
4.04 of the Deposit Agreement, the
Depositary will, without
unreasonable delay, cause the
securities or property received by it
to be distributed to the Owners
entitled thereto, in any manner that
the Depositary may deem equitable
and practicable for accomplishing
such distribution; provided, however,
that if in the opinion of the
Depositary such distribution cannot
be made proportionately among the
Owners of Receipts entitled thereto,
or if for any other reason the
Depositary deems such distribution
not to be feasible, the Depositary
may adopt such method as it may
deem equitable and practicable for
the purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement) will be distributed by
the Depositary to the Owners of
Receipts entitled thereto all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.
            If any distribution
consists of a dividend in, or free
distribution of, Shares, the
Depositary may distribute to the
Owners of outstanding Receipts
entitled thereto, additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the withholding
of any tax or other governmental
charge as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities represented
thereby.
            In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
13.	RIGHTS.
            In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners but
not to other Owners, the Depositary
may distribute to any Owner to
whom it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
            In circumstances in
which rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner hereunder, the Depositary
will make such rights available to
such Owner upon written notice
from the Company to the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to be exercised and (b) such
Owner has executed such documents
as the Company has determined in its
sole discretion are reasonably
required under applicable law.
            If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner; provided,
however, that in the case of a
distribution pursuant to the preceding
paragraph, such deposit shall be
made, and depositary shares shall be
delivered, under  depositary
arrangements which provide for
issuance of depositary receipts
subject to the appropriate restrictions
on sale, deposit, cancellation, and
transfer under applicable United
States laws.
            If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
            Except as otherwise
provided in the third preceding
paragraph, the Depositary will not
offer rights to Owners unless both
the rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or are
registered under the provisions of
such Act.  Nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration.
            The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian shall
receive foreign currency, by way of
dividends or other distributions or
the net proceeds from the sale of
securities, property or rights, and if
at the time of the receipt thereof the
foreign currency so received can in
the judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.
            If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
            If at any time the
Depositary shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its discretion may hold such foreign
currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
            If any such
conversion of foreign currency, in
whole or in part, cannot be effected
for distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
15.	RECORD DATES.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the Deposited
Securities, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof,
(ii) entitled to give instructions for
the exercise of voting rights at any
such meeting or (iii) responsible for
any fees or charges assessed by the
Depositary pursuant to the Deposit
Agreement, or (b) on or after which
each American Depositary Share will
represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
            Upon receipt from the
Company of notice of any meeting or
solicitation of proxies or consents of
holders of Shares or other Deposited
Securities, the Depositary shall, if
requested in writing by the
Company, as soon as practicable
thereafter, mail to the Owners a
notice, the form of which notice shall
be in the sole discretion of the
Depositary, which shall contain
(a) such information as is contained
in such notice of meeting received by
the Depositary from the Company,
(b) a statement that the Owners as of
the close of business on a specified
record date will be entitled, subject
to any applicable provision of
German law and of the Satzung or
similar document of the Company, to
instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that such instructions may
be given or deemed given in
accordance with the last sentence of
this paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a person
designated to the Company.  Upon
the written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor, in so far
as practicable and subject to any
applicable provision of German law
and of the Satzung or similar
document of the Company, to vote or
cause to be voted the amount of
Shares or other Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt in accordance with the
instructions set forth in such request.
The Depositary shall not vote or
attempt to exercise the right to vote
that attaches to such Shares or other
Deposited Securities other than in
accordance with such instructions or
deemed instructions.  If (i) the
Company made a request to the
Depositary as contemplated by the
first sentence of Section 4.07 of the
Deposit Agreement and complied
with the second paragraph of Section
4.07 of the Deposit Agreement and
(ii)  no instructions are received by
the Depositary from an Owner with
respect to an amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to that amount of
Deposited Securities and the
Depositary shall give a discretionary
proxy to a person designated by the
Company to vote that amount of
Deposited Securities; provided,
however, that no such instruction
shall be deemed given and no such
discretionary proxy shall be given
with respect to any matter as to
which the Company informs the
Depositary (and the Company agrees
to provide such information as
promptly as practicable in writing, if
applicable) that (x) the Company
does not wish such proxy given, (y)
substantial opposition exists or (z)
such matter materially and adversely
affects the rights of holders of
Shares.
            In order to give
Owners a reasonable opportunity to
instruct the Depositary as to the
exercise of voting rights relating to
Deposited Securities, if the Company
will request the Depositary to act
under the first paragraph of Section
4.07 of the Deposit Agreement, the
Company shall give the Depositary
notice of any such meeting or
solicitation not less than 45 days
prior to the meeting date or date for
giving such proxies or consents.
            The Depositary will
endeavor to ensure that on any date
on which it votes or causes to be
voted Deposited Securities pursuant
to Section 4.07 of the Deposit
Agreement, it will have on deposit
under this Deposit Agreement the
number of Deposited Securities with
respect to which is has received
voting instructions or deemed voting
instructions from Owners.  In the
event that, on any such date, the
number of Deposited Securities on
deposit under the Deposit Agreement
is less than the number of Deposited
Securities with respect to which the
Depositary has received voting
instructions or deemed voting
instructions, the Depositary shall
vote or caused to be voted such
Deposited Securities in accordance
with such instructions or deemed
instructions, adjusting the number of
Deposited Securities voted on a pro-
rated basis.
            In performing its
duties under Section 4.07 of the
Deposit Agreement, the Depositary
shall use reasonable efforts to ensure
compliance with the provisions
contained in Sections 128, 134, 135
and 136 of the German Stock
Corporation Act (Aktiengesetz), to
the extent applicable.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
            In circumstances
where the provisions of Section 4.03
of the Deposit Agreement do not
apply, upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may execute and
deliver additional Receipts as in the
case of a dividend in Shares, or call
for the surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing such
new Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
            Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
incur any liability to any Owner or
Beneficial Owner if, by reason of
any provision of any present or
future law or regulation of the United
States or any other country, or of any
other governmental or regulatory
authority, or by reason of any
provision, present or future, of the
articles of association or similar
document of the Company, or by
reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed; nor shall
the Depositary or the Company or
any of their respective directors,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a distribution
pursuant to Section 4.01, 4.02 or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or Beneficial
Owners of Receipts, except that they
agree to perform their obligations
specifically set forth in the Deposit
Agreement without gross negligence,
bad faith or intentional misconduct.
The Depositary shall not be subject
to any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in or prosecute
any action, suit, or other proceeding
in respect of any Deposited
Securities or in respect of the
Receipts on behalf of any Owner,
Beneficial Owner or other person,
and the Custodian shall not be under
any obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence, bad faith or intentional
misconduct while it acted as
Depositary.  No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
the Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
            The Depositary may
at any time resign as Depositary by
written notice of its election so to do
delivered to the Company, such
resignation to take effect  upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by 90 days prior written
notice of such removal, to become
effective upon the later of (i) the
90th day after delivery of the notice
to the Depositary or (ii) the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may, after consultation with
the Company to the extent
practicable, appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
            The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended
by agreement between the Company
and the Depositary without the
consent of Owners or Beneficial
Owners in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees and cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner and
Beneficial Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt or
any interest therein, to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby.  In no event shall
any amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at any
time at the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
termination to the Owners of all
Receipts then outstanding at least 30
days prior to the date fixed in such
notice for such termination.  The
Depositary may likewise terminate
the Deposit Agreement by mailing
notice of termination to the
Company and the Owners of all
Receipts then outstanding if at least
60 days have passed since the
Depositary delivered to the Company
a written notice of its election to
resign and a successor depositary has
not been appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.	SUBMISSION TO
JURISDICTION; WAIVER OF
IMMUNITIES.
            In the Deposit
Agreement, the Company has (i)
appointed Clarendon Insurance
Group, Inc., 1177 Avenue of the
Americas, New York, New York, as
the Companys authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit or
proceeding may be instituted, and
(iii) agreed that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.
            To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding, from
the giving of any relief in any respect
thereof, from setoff or counterclaim,
from the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid of
execution or judgment, or other legal
process or proceeding for the giving
of any relief or for the enforcement
of any judgment, in any jurisdiction
in which proceedings may at any
time be commenced, with respect to
its obligations, liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby irrevocably
and unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to such
relief and enforcement.
22.	DISCLOSURE OF
INTERESTS.
            Each Owner and
Beneficial Owner agree to comply
with all applicable provisions of
German law and the Companys
Articles of Association (Satzung)
regarding disclosure of that persons
interest in Shares.
            The Company has
been advised that, as of the date of
the Deposit Agreement, the
provisions of German law regarding
disclosure of interests in Shares
include Sections 21 and 22 of the
Securities Trading Act
(Wertpapierhandelsgesetz) and
Section 20 of the Stock Corporation
Act (Aktiengesetz).  The statutory
notification obligations of the
Securities Trading Act apply to
anyone whose holding, either
directly or by way of imputation
pursuant to the provisions of Section
22 of the Securities Trading Act, of
voting rights in the Company
reaches or exceeds 5 percent, ten
percent, 25 percent, 50 percent or 75
percent or, after having reached or
exceeded any such threshold, falls
below that threshold and (ii) the
statutory notification obligations of
the Stock Corporation Act apply to
any enterprise (which includes
natural or juridical persons) that,
either directly or by way of
imputation pursuant to the
provisions of Section 20(2) of the
Stock Corporation Act, owns more
than 25 percent of the Shares of, or
more than 50 percent of the shares of
or voting rights in, the Company or,
after having exceeded either of those
thresholds, no longer owns such
percentage of shares.
            The Company has
been advised that, as of the date of
the Deposit Agreement, failure to
provide on a timely basis any
required notification of an interest in
Shares may result in withholding of
certain rights, including voting and
dividend rights, in respect of the
Shares in which the holder or
beneficial owner has an interest.
            The Depositary will
use reasonable efforts, at the
Companys expense, to the extent
lawful and practical, to comply with
Company instructions given to
enforce provisions of German law
and the Companys Articles of
Association regarding disclosure of
interests in Shares, and each Owner
and Beneficial Owner agrees to
cooperate with the Depositarys
compliance of those instructions.
However, the Depositary will have
no duty to obtain or provide any
information regarding the interest of
any person in Shares other than the
information recorded by it in
accordance with the provisions of
this Deposit Agreement.


A-40

A-1